EXHIBIT 10.1

September 28, 2006

Mr. Warren R. Nelson
Shells Seafood Restaurants, Inc.
16313 N. Dale Mabry Hwy
Suite 100
Tampa, FL 33618

Re:	Colonial Bank, NA (the “Bank”)
Loan to Shells Seafood Restaurants, Inc. (“Shells”)

Dear Mr. Nelson:

This letter will confirm that effective as of September 28, 2006, the Bank has agreed to renew Loan Number 8035494726 (the “Loan”) and the repayment of the Promissory Note in the principal amount of $500,000 (the “Note”) issued thereunder from September 28, 2006 to October 28, 2006. The Bank acknowledges and agrees that no Event of Default has occurred under the Loan or the Note from the date it was entered into through the date of hereof. Except as set forth above, all of the terms and conditions of the Loan and the Note remain in full force and effect.

Please call me at 813-314-5285 with any questions.

Sincerely,

COLONIAL BANK, NA

By: /s/ David Ogburn
Name: J. David Ogburn
Title: Sr. Vice President

An Affiliate of The Colonial BancGroup, Inc.
400 North Tampa Street, Suite 2500, Tampa, Florida 33602
Telephone 813/223-3880
www.colonialbank.com
AN EQUAL OPPORTUNITY EMPLOYER